John Hancock Funds
                             Independence
                             Equity Fund

                            ANNUAL REPORT

                          December 31, 1996


TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way Ste 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER

Independence Investment Associates, Inc.
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110


A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Equity Fund

Despite volatility, stocks continue to climb in 1996

Recently, the Fund's fiscal year end changed from May to December. What follows is a discussion of the Fund's performance for the 12 months ended December 31, 1996.

To the amazement of many, the stock market posted another record-setting year, advancing to new all-time highs. While the market's 1996 returns didn't quite match those of 1995, it came closer than many expected and rewarded investors with well above-average returns for the second straight year. In fact, this two-year period was the market's best in more than 40 years, with a two-year rise in the Dow Jones Industrial Average of more than 60% and more than 50% for the Standard Poor's 500-Stock Index.

The year 1996 started with a bang, continuing the straight-up progress that marked all of 1995. At the same time, however, interest rates were rising as mixed economic signals prompted fears that a faster-growing economy would spark inflation. So it was only a matter of time before these fears were discounted in the market, which happened in July when it gave back a fair amount of its first-half advance. But it was soon clear that July's correction was not the beginning of a substantial reversal. Interest rates began falling after signs emerged that the economy was slowing and inflation was benign. And when the Republicans retained control of Congress in the November elections, the market reacted positively to the potential of further federal budget cuts and fiscal restraint.

"...the stock
market
posted
another
record-setting
year."

A 2 1/4" x 3 3/4" photo of Independence Equity Fund management team at bottom right. Caption reads: "Independence Equity Fund management team members: (l-r) Paul McManus, Jane Shigley, Jeff Saef, David Canavan, Coreen Kraysler."

All in all, the economic and political environment couldn't have been much better for the financial markets. For the year ended December 31, 1996, the Dow Jones Industrial Average was up 28.91% and the Standard & Poor's 500-Stock Index -- a broader measure of the market -- was close behind, returning 22.95%. Both were well above their historical annual norms of about 8-10%. John Hancock Independence Equity Fund fared equally well in 1996, especially relative to its peers, with the Fund's Class A and Class B shares posting total returns of 21.24% and 20.35% respectively at net asset value. That compared to the average growth and income fund's 20.78% return, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) DuPont 2.8 % 2) Atlantic Richfield 2.6% 3) Intel 2.4% 4) AT&T 2.4% 5) United Technologies 2.4%. A footnote below reads "As a percentage of net assets on December 31, 1996."

The Fund's performance is driven, as always, by its disciplined investment strategy. Through computer modeling and fundamental research analysis, we strive to create a portfolio with a risk level comparable to that of the S&P, while selecting stocks that are inexpensive and have improving earnings prospects. In 1996, that meant the Fund de-emphasized such industrial groups as paper and forest products as well as metal producers. Because their cyclical nature closely ties their performance to moves in the economy, these companies' earnings estimates kept dropping during the year as the economy stayed in its modest growth mode.

"...the Fund
benefited
from its
holdings
in...
big
technology
names..."

Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment"' the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "IBM" followed by an up arrow and the phrase "Strong P.C. sales; better 1997 outlook". The second listing is "United Technologies" followed by an up arrow and the phrase "Restructuring produces more aircraft orders; better earnings". The third listing is "AT&T" followed by a down arrow and the phrase "Delays in restructuring benefits disappoint investors". Footnote below reads: "See '"Schedule of Investments." Investment holdings are subject to change."

Top performers: Big names in technology, energy, healthcare

The market's advance was led by large-company growth stocks, those that tend to perform well regardless of what the economy does. In this environment, the Fund benefited from its holdings in such big technology names as Microsoft and IBM, which have posted strong gains as PC sales have increased, and Intel, which rose along with the popularity of its newest generation chip, the Pentium Pro. Aerospace giants Boeing and United Technologies also performed well, as did some of our major oil stocks, including Texaco and Phillips Petroleum, due to increasing worldwide demand, cold weather and rising oil prices. Our large health-care companies also contributed significantly to performance. Bristol-Meyers Squibb advanced on news of a promising new cancer drug and on the strength of its hair-coloring business. Johnson & Johnson, the largest U.S. diversified health-care company, continues to reap the rewards of an ongoing stream of new drugs and medical supplies. It also has strong management.

Falling interest rates in the second half of the year were a boon to financial stocks, including banks such as NationsBank, which recently announced a merger with Boatmen's Bancshares. Lower rates and fewer natural disasters -- which meant fewer property and casualty claims -- also helped our insurance companies, including Cigna and General Re.


Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the year ended December 31, 1996. " The chart is scaled in increments of 5% from top to bottom with 25% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 21.24% total return for John Hancock Independence Equity Fund: Class A. The second represents the 20.35% total return for John Hancock Independence Equity Fund: Class B. The third represents the 20.78% total return for the average growth and income fund. Footnote below reads: "The total returns for John Hancock Independence Equity Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. (1) See following two pages for historical performance information.

Disappointments and changes

Along with our many large-company successes, we had some disappointments among the Fund's larger holdings. AT&T was hurt by increased long-distance competition and delays in realizing the results of its major restructuring. But we're holding onto the stock because we believe in the company's long-term potential. Another disappointment came from Xerox, where profits sagged because of higher costs in the company's South American operations. Here, too, we still believe in the company long term, and in its ability to grow profits through cost cutting and new products. On the other hand, we did not have the same confidence in PepsiCo, which we sold because of continued weakness in its restaurant and international soft drink businesses.

With such a run-up in large stocks during 1996, lately we've been finding better value in some of the more medium-sized companies. Recent additions include HFS, a diversified services company that owns the Century 21 real estate company, Avis car rental and several hotels; Becton, Dickinson, a medical products manufacturer; Imation, a spin-off of 3M Company that produces medical imaging and memory storage products; and the shoe company Nine West.

Time for cautious optimism

We're taking a cautious, yet optimistic, approach to 1997. After the stock market's 24-month climb, it's time to remind ourselves that the stock market can go down as easily as up. We're not predicting anything dire, but after such an advance, it's only natural to question how long it can last. Nervous investors wanting to lock in profits could easily spark a downturn. In our view, the key to the market's next move is the direction of interest rates. If rates stay fairly stable, which is quite possible given the economy's moderate pace and steady inflation levels, the market still has room to advance. That will also be the case if long-term retirement plan money keeps flowing into the stock market. But a further rise in interest rates could also trigger a market reversal. No matter what, investors would do well to trim their expectations for stock returns in 1997 after the last two lofty years.

In any case, we won't change our investment discipline. We'll continue to stay fully invested in stocks we believe represent the best combinations of return potential and value. We believe that shareholders can benefit over the long term from this disciplined approach.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"We're taking
a cautious,
yet optimistic
approach to
1997."

A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Independence Equity Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


CUMULATIVE TOTAL RETURNS

For the period ended December 31, 1996

                                    ONE        FIVE         LIFE OF
                                    YEAR       YEARS        FUND
                                  --------   ---------    --------
John Hancock Independence
Equity Fund: Class A               15.21%      95.73%     112.61%(1)
John Hancock Independence
Equity Fund: Class B               15.35%       N/A        26.11%(2)

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 1996

                                    ONE        FIVE         LIFE OF
                                    YEAR       YEARS        FUND
                                  --------   ---------    --------
John Hancock Independence
Equity Fund: Class A               15.21%      14.37%      14.54%(1)
John Hancock Independence
Equity Fund: Class B               15.35%       N/A        19.27%(2)


Notes to Performance

(1) Class A shares started on June 10, 1991.

(2) Class B shares started on September 7, 1995.

(3) Effective September 1, 1995, the Adviser has undertaken to limit the Fund's expenses to 1.30% and 2.00% attributable to Class A and Class B shares, respectively, of the Fund's daily net asset value. Prior to September 1, 1995, and the creation of Class B shares, the limitation of expenses was 0.70% of the Fund's daily net asset value. Without the limitation of expenses, the average annualized total returns for the one-year period, five-year period and since inception for Class A shares would have been 14.81%, 13.60% and 13.59%, respectively. Without the limitation of expenses, the average annualized total returns for the one-year period and since inception for Class B shares would have been 14.95% and 18.44%, respectively.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Independence Equity Fund would be worth on December 31, 1996. They assume that you either had invested on the day each class of shares started, or that you have been invested for the most recent 10 years. In either case, they also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.

Independence Equity Fund
Class A shares

Line chart with the heading Independence Equity Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the Independence Equity Fund, before sales charge, on June 10, 1991, and is equal to $22,388 as of December 31, 1996. The second line represents the value of the Standard & Poor's 500 Stock Index, and is equal to $22,101 as of December 31, 1996. The third line represents the value of the hypothetical $10,000 investment made in the Independence Equity Fund, after sales charge, on June 10, 1991, and is equal to $21,261 as of December 31, 1996.



Independence Equity Fund
Class B shares

Line chart with the heading Independence Equity Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index, and is equal to $13,584 as of December 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Independence Equity Fund, after sales charge, on September 7, 1995, and is equal to $13,011 as of December 31, 1996. The third line represents the value of the Independence Equity Fund, after sales charge, and is equal to $12,611 as of December 31, 1996.




John Hancock Funds - Independence Equity Fund

Statement of Assets and Liabilities
December 31, 1996
-----------------------------------------------------------------------------------------------
Assets:
Investments at value -- Note C:
Common stocks (cost -- $64,729,023)                                                 $70,686,699
Joint repurchase agreement (cost -- $2,403,000)                                       2,403,000
Corporate savings account                                                                 2,375
                                                                                   ------------
                                                                                     73,092,074
Receivable for shares sold                                                              315,009
Dividends and interest receivable                                                       141,349
Other assets                                                                              2,468
                                                                                   ------------
Total Assets                                                                         73,550,900
-----------------------------------------------------------------------------------------------
Liabilities:
Payable for shares repurchased                                                            6,007
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                                                 31,860
Accounts payable and accrued expenses                                                    38,458
                                                                                   ------------
Total Liabilities                                                                        76,325
-----------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                                      66,920,337
Accumulated net realized gain on investments
and foreign currency transactions                                                       587,683
Net unrealized appreciation of investments                                            5,958,025
Undistributed net investment income                                                       8,530
                                                                                   ------------
Net Assets                                                                          $73,474,575
===============================================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding -- unlimited
number of shares authorized with no par value)
Class A -- $31,013,258 / 1,597,229                                                       $19.42
===============================================================================================

Class B -- $42,461,317 / 2,187,138                                                       $19.41
===============================================================================================

Maximum Offering Price Per Share *
Class A -- ($19.42 x 105.26%)                                                            $20.44
===============================================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1996.
You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.




Statement of Operations
--------------------------------------------------------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                  JUNE 1, 1996
                                                                                     YEAR ENDED TO DECEMBER 31,
                                                                                   MAY 31, 1996           1996(1)
                                                                                   ------------   ------------
Investment Income:
Dividends (net of foreign withholding taxes of $2,200 and $514, respectively)          $368,769       $638,155
Interest                                                                                 50,869         71,850
                                                                                   ------------
                                                                                        419,638        710,005
                                                                                   ------------
Expenses:
Investment management fee - Note B                                                      104,018        216,753
Distribution/service fee - Note B
Class A                                                                                  14,596         39,915
Class B                                                                                  39,156        155,953
Custodian fee                                                                            42,821         24,458
Registration and filing fees                                                             36,075         40,971
Transfer agent fee - Note B                                                              29,987         80,899
Auditing fee                                                                             21,924         20,072
Printing                                                                                 17,803         21,375
Legal fees                                                                               11,195          1,679
Organization expense - Note A                                                             3,316             --
Financial services fee - Note B                                                           1,429          5,419
Trustees' fee                                                                               683            607
Miscellaneous                                                                               492          1,129
                                                                                   ------------
Total Expenses                                                                          323,495        609,230
Less Expense Reductions - Note B                                                       (128,138)      (124,357)
--------------------------------------------------------------------------------------------------------------
Net Expenses                                                                            195,357        484,873
--------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                   224,281        225,132
--------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments sold                                                13,818,303      1,034,147
Change in net unrealized appreciation/depreciation of investments                    (9,915,169)     4,069,742
                                                                                   ------------
Net Realized and Unrealized Gain
on Investments                                                                        3,903,134      5,103,889
--------------------------------------------------------------------------------------------------------------

Net Increase in Net Assets
Resulting from Operations                                                            $4,127,415     $5,329,021
==============================================================================================================

(1) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the periods stated.

See notes to financial statements.




Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                JUNE 1, 1996
                                                                                      YEAR ENDED    YEAR ENDED            TO
                                                                                    MAY 31, 1995  MAY 31, 1996   DEC.31,1996(1)
                                                                                    ------------  ------------  ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                 $2,222,325      $224,281      $225,132
Net realized gain on investments sold and
foreign currency transactions                                                          2,252,968    13,818,303     1,034,147
Change in net unrealized appreciation/
depreciation of investments                                                           12,046,702    (9,915,169)    4,069,742
                                                                                    ------------  ------------  ------------
Net Increase in Net Assets Resulting
from Operations                                                                       16,521,995     4,127,415     5,329,021
                                                                                    ------------  ------------  ------------
Distributions to Shareholders:
Dividends from net investment income
Class A -- ($0.2834, $0.2181 and $0.1414
per share, respectively)                                                              (2,008,180)     (468,668)     (167,880)
Class B -- (none, $0.0934 and $0.0456 per
share, respectively)                                                                       --          (13,068)      (55,164)
Distributions from net realized gain on
investments sold
Class A  -- ($0.0849, $0.2907 and $0.2683
per share, respectively)                                                                (608,472)   (2,049,001)     (414,417)
Class B -- (none, none and $0.2683 per
share, respectively)                                                                       --           --          (564,553)
                                                                                    ------------  ------------  ------------
Total Distributions to Shareholders                                                   (2,616,652)   (2,530,737)   (1,202,014)
                                                                                    ------------  ------------  ------------
From Fund Share Transactions - Net*                                                   20,901,056   (73,011,934)   39,344,533
                                                                                    ------------  ------------  ------------
Net Assets:
Beginning of period                                                                   66,611,892   101,418,291    30,003,035
                                                                                    ------------  ------------  ------------
End of period (including undistributed
net investment income of $422,416, $6,442
    and $8,530, respectively)                                                       $101,418,291   $30,003,035   $73,474,575
                                                                                    ============  ============  ============


* Analysis of Fund Share Transactions:

                                                             YEAR ENDED MAY 31,                            PERIOD FROM
                                         -------------------------------------------------------         JUNE 1, 1996 TO
                                                       1995                      1996                 DECEMBER 31, 1996(1)
                                         ---------------------------  --------------------------  --------------------------
                                             SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                                          ------------  ------------  ------------  ------------  ------------  ------------
CLASS A
Shares sold                                  3,969,193   $50,176,705       950,002   $15,689,378     1,124,587   $20,898,365
Shares issued to shareholders in
reinvestment of distributions                  205,957     2,611,824       176,962     2,504,943        27,332       526,305
                                          ------------  ------------  ------------  ------------  ------------  ------------
                                             4,175,150    52,788,529     1,126,964    18,194,321     1,151,919    21,424,670
Less shares repurchased                     (2,389,312)  (31,887,473)   (7,336,631) (105,475,141)     (382,213)   (7,170,830)
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease)                      1,785,838   $20,901,056    (6,209,667) ($87,280,820)      769,706   $14,253,840
                                          ============  ============  ============  ============  ============  ============

CLASS B **
Shares sold                                     --            --           904,689   $15,323,273     1,443,084   $26,902,723
Shares issued to shareholders in
reinvestment of distributions                   --            --             1,324        21,802        28,065       544,384
                                          ------------  ------------  ------------  ------------  ------------  ------------
                                                --            --           906,013    15,345,075     1,471,149    27,447,107
Less shares repurchased                         --            --           (63,879)   (1,076,189)     (126,145)   (2,356,414)
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net increase                                    --            --           842,134   $14,268,886     1,345,004   $25,090,693
                                          ============  ============  ============  ============  ============  ============

**  Class B shares commenced operations on September 7, 1995.

(1) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                                                              PERIOD FROM
                                                                                                              JUNE 1, 1996
                                                                     YEAR ENDED MAY 31,                            TO
                                               -------------------------------------------------------------  DECEMBER 31,
                                                1992(1)       1993         1994        1995          1996        1996(9)
                                               --------     --------     --------     --------     --------     --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period             $10.00       $10.98       $12.16       $12.68       $14.41       $17.98
                                               --------     --------     --------     --------     --------     --------
Net Investment Income                              0.15         0.22         0.28(2)      0.32(2)      0.20(2)      0.13(2)
Net Realized and Unrealized Gain on
Investments                                        0.94         1.25         0.52         1.77         3.88         1.72
                                               --------     --------     --------     --------     --------     --------
Total from Investment Operations                   1.09         1.47         0.80         2.09         4.08         1.85
                                               --------     --------     --------     --------     --------     --------
Less Distributions:
Dividends from Net Investment Income              (0.11)       (0.23)       (0.23)       (0.28)       (0.22)       (0.14)
Distributions from Net Realized
Gain on Investments Sold                            --         (0.06)       (0.05)       (0.08)       (0.29)       (0.27)
                                               --------     --------     --------     --------     --------     --------
Total Distributions                               (0.11)       (0.29)       (0.28)       (0.36)       (0.51)       (0.41)
                                               --------     --------     --------     --------     --------     --------
Net Asset Value, End of Period                   $10.98       $12.16       $12.68       $14.41       $17.98       $19.42
                                               ========     ========     ========     ========     ========     ========

Total Investment Return at Net Asset
Value (3)                                         10.95%(4)    13.58%        6.60%       16.98%       29.12%       10.33%(4)
Total Adjusted Investment Return at
Net Asset Value (3, 5)                             9.23%(4)    11.40%        6.15%       16.94%       28.47%       10.08%(4)
Ratios and Supplemental Data
Net Assets, End of Period (000's
omitted)                                         $2,622      $12,488      $66,612     $101,418      $14,878      $31,013
Ratio of Expenses to Average Net
Assets                                             1.66%(6)     0.76%        0.70%        0.70%        0.94%        1.30%(6)
Ratio of Adjusted Expenses
to Average Net Assets (7)                          3.38%(6)     2.94%        1.15%        0.74%        1.59%        1.73%(6)
Ratio of Net Investment Income to
Average Net Assets                                 1.77%(6)     2.36%        2.20%        2.43%        1.55%        1.16%(6)
Ratio of Adjusted Net Investment Income
to Average Net Assets (7)                          0.05%(6)     0.18%        1.75%        2.39%        0.90%        0.73%(6)
Portfolio Turnover Rate                              53%          53%          43%          71%         157%          35%
Fee Reduction Per Share                           $0.15        $0.20        $0.06(2)    $0.005(2)     $0.08(2)     $0.05(2)
Average Brokerage Commission Rate (8)               N/A          N/A          N/A          N/A          N/A      $0.0326


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.
                                                                                                                 Period From
                                                                                                Period Ended   June 1, 1996 To
                                                                                               May 31, 1996(1) December 31, 1996(9)
                                                                                               --------------- ------------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                                                                 $15.25       $17.96
                                                                                                   --------     --------
Net Investment Income (2)                                                                              0.09         0.05
Net Realized and Unrealized Gain on
Investments                                                                                            2.71         1.72
                                                                                                   --------     --------
Total from Investment Operations                                                                       2.80         1.77
                                                                                                   --------     --------
Less Distributions:
Dividends from Net Investment
Income                                                                                                (0.09)       (0.05)
Distributions from Net Realized
Gain on Investments Sold                                                                                 --        (0.27)
                                                                                                   --------     --------
  Total Distributions                                                                                 (0.09)       (0.32)
                                                                                                   --------     --------
Net Asset Value, End of Period                                                                       $17.96       $19.41
                                                                                                   ========     ========

Total Investment Return at Net Asset
Value (3)                                                                                             18.46%(4)     9.83%(4)
Total Adjusted Investment Return at
Net Asset Value (3, 5)                                                                                17.59%(4)     9.58%(4)
Ratios and Supplemental Data
Net Assets, End of Period (000's
omitted)                                                                                            $15,125      $42,461
Ratio of Expenses to Average Net
Assets                                                                                                 2.00%(6)     2.00%(6)
Ratio of Adjusted Expenses to Average
Net Assets (7)                                                                                         3.21%(6)     2.43%(6)
Ratio of Net Investment Income to
Average Net Assets                                                                                     0.78%(6)     0.45%(6)
Ratio of Adjusted Net Investment
Income (Loss) to Average Net Assets (7)                                                               (0.43%)(6)    0.02%(6)
Portfolio Turnover Rate                                                                                 157%          35%
Fee Reduction Per Share(2)                                                                            $0.13        $0.05
Average Brokerage Commission Rate (8)                                                                   N/A      $0.0326

(1) Class A and Class B shares commenced operations on June 10, 1991 and
    September 7, 1995, respectively.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.

See notes to financial statements.




Schedule of Investments
December 31, 1996
--------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the
Independence Equity Fund on December 31, 1996. It's divided into two main categories:
common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.
                                                              NUMBER OF         MARKET
ISSUER, DESCRIPTION                                              SHARES          VALUE
---------------------------------------                     -----------    -----------
COMMON STOCKS
Aerospace (3.75%)
Boeing Co. (The)                                                  7,600       $808,450
Goodrich (B. F.)  Co.                                             3,000        121,500
McDonnell Douglas Corp.                                           1,500         96,000
United Technologies Corp.                                        26,200      1,729,200
                                                                          ------------
                                                                             2,755,150
                                                                          ------------
Automobile / Trucks (3.40%)
Chrysler Corp.                                                   25,500        841,500
Ford Motor Co.                                                   24,900        793,688
General Motors Corp.                                             15,500        864,125
                                                                          ------------
                                                                             2,499,313
                                                                          ------------
Banks -- United States (4.88%)
Banc One Corp.                                                   15,400        662,200
BankAmerica Corp.                                                 3,100        309,225
Chase Manhattan Corp.                                             6,000        535,500
First Bank Systems, Inc.                                          2,800        191,100
First Chicago NBD Corp.                                           5,400        290,250
Fleet Financial Group, Inc.                                      13,400        668,325
NationsBank Corp.                                                 9,500        928,625
                                                                          ------------
                                                                             3,585,225
                                                                          ------------
Chemicals (2.28%)
Monsanto Co.                                                     13,000        505,375
Morton International, Inc.                                        9,200        374,900
PPG Industries, Inc.                                             14,200        796,975
                                                                          ------------
                                                                             1,677,250
                                                                          ------------
Computers (4.79%)
Adobe Systems, Inc.                                               5,000        186,875
Compaq Computer Corp.*                                            5,200        386,100
Computer Associates International, Inc.                           3,000        149,250
Dell Computer Corp.*                                              2,500        132,813
Electronic Data Systems Corp.                                     3,900        168,675
Hewlett-Packard Co.                                              13,700        688,425
International Business Machines Corp.                             8,500      1,283,500
Mentor Graphics Corp.*                                            7,500         73,125
Microsoft Corp.*                                                  5,400        446,175
                                                                          ------------
                                                                             3,514,938
                                                                          ------------
Cosmetics & Personal Care (0.95%)
Gillette Co.                                                      9,000        699,750
                                                                          ------------
Diversified Operations (4.58%)
Du Pont (E.I.) De Nemours and Co.                                21,800      2,057,375
Lockheed Martin Corp.                                             8,672        793,488
Ogden Corp.                                                       6,000        112,500
Tenneco, Inc. *                                                   2,700        121,838
Textron, Inc.                                                     3,000        282,750
                                                                          ------------
                                                                             3,367,951
                                                                          ------------
Electronics (5.70%)
General Electric Co.                                             14,700      1,453,463
General Signal Corp.                                              1,500         64,125
Honeywell, Inc.                                                   5,000        328,750
Intel Corp.                                                      13,400      1,754,563
Raychem Corp.                                                     7,300        584,913
                                                                          ------------
                                                                             4,185,814
                                                                          ------------
Finance (2.70%)
American Express Co.                                             15,400        870,100
Dean Witter Discover & Co.                                       16,800      1,113,000
                                                                          ------------
                                                                             1,983,100
                                                                          ------------
Food (1.54%)
ConAgra, Inc.                                                     7,300        363,175
Unilever N.V., American Depositary
Receipts (ADR) (Netherlands)                                      4,400        771,100
                                                                          ------------
                                                                             1,134,275
                                                                          ------------
Instruments - Scientific (0.86%)
Perkin-Elmer Corp.                                               10,700        629,963
                                                                          ------------
Insurance (7.31%)
American International Group, Inc.                                4,600        497,950
CIGNA Corp.                                                       9,700      1,325,262
General Re Corp.                                                  9,100      1,435,525
ITT Hartford Group, Inc.                                         14,000        945,000
Marsh & McLennan Cos., Inc.                                      11,200      1,164,800
                                                                          ------------
                                                                             5,368,537
                                                                          ------------
Leisure (3.43%)
Disney (Walt) Co., (The)                                          5,700        396,862
Eastman Kodak Co.                                                 9,100        730,275
HFS, Inc.*                                                        9,500        567,625
Hilton Hotels Corp.                                              18,100        472,862
ITT Corp.*                                                        8,100        351,337
                                                                          ------------
                                                                             2,518,961
                                                                          ------------
Machinery (1.05%)
Cooper Industries, Inc.                                          12,000        505,500
Dover Corp.                                                       5,300        266,325
                                                                          ------------
                                                                               771,825
                                                                          ------------
Media (0.70%)
McGraw-Hill Cos., Inc.                                           11,200        516,600
                                                                          ------------
Medical (11.58%)
Abbott Laboratories                                              24,500      1,243,375
Allegiance Corp.                                                 25,000        690,625
Alza Corp. *                                                      4,700        121,613
Amgen, Inc.*                                                      4,100        222,938
Becton, Dickinson & Co.                                           6,100        264,587
Bristol-Myers Squibb Co.                                          8,900        967,875
Columbia/HCA Healthcare Corp.                                     7,650        311,737
Glaxo Wellcome PLC (ADR)
(United Kingdom)                                                 19,700        625,475
HEALTHSOUTH Corp. *                                               5,500        212,438
Imation Corp. *                                                   3,000         84,375
Johnson & Johnson                                                30,400      1,512,400
Mallinckrodt, Inc.                                                5,700        251,513
Merck & Co., Inc.                                                 9,100        721,175
Pfizer, Inc.                                                      3,800        314,925
Schering-Plough Corp.                                             3,900        252,525
SmithKline Beecham PLC (ADR)
(United Kingdom)                                                  9,200        625,600
Vencor, Inc.*                                                     2,700         85,387
                                                                          ------------
                                                                             8,508,563
                                                                          ------------
Mortgage Banking (0.48%)
Federal National Mortgage Assn.                                   9,500        353,875
                                                                          ------------
Office (2.67%)
Avery Dennison Corp.                                             15,600        551,850
Pitney Bowes, Inc.                                                8,700        474,150
Staples, Inc.*                                                   33,750        609,609
Xerox Corp.                                                       6,200        326,275
                                                                          ------------
                                                                             1,961,884
                                                                          ------------

Oil & Gas (10.13%)
Anadarko Petroleum Corp.                                          7,500        485,625
Atlantic Richfield Co.                                           14,500      1,921,250
Baker Hughes, Inc.                                                8,000        276,000
Chevron Corp.                                                     6,100        396,500
Dresser Industries, Inc.                                          5,200        161,200
El Paso Natural Gas Co.                                             251         12,675
Kerr - McGee Corp.                                               10,100        727,200
Mobil Corp.                                                       1,200        146,700
PanEnergy Corp.                                                   3,500        157,500
Phillips Petroleum Co.                                           26,400      1,168,200
Texaco Inc.                                                      11,500      1,128,437
Unocal Corp.                                                     21,200        861,250
                                                                          ------------
                                                                             7,442,537
                                                                          ------------
Paper & Paper Products (1.35%)
James River Corp. of Virginia                                     4,000        132,500
Kimberly-Clark Corp.                                              9,000        857,250
                                                                          ------------
                                                                               989,750
                                                                          ------------
Retail (5.03%)
Dayton Hudson Corp.                                               3,900        153,075
Federated Department Stores, Inc. *                              13,200        450,450
Home Depot, Inc.                                                 23,000      1,152,875
Lowe's Cos., Inc.                                                14,700        521,850
Price/Costco, Inc.*                                              16,400        412,050
Toys R Us, Inc.                                                  14,500        435,000
Wal-Mart Stores, Inc.                                            25,000        571,875
                                                                          ------------
                                                                             3,697,175
                                                                          ------------
Shoes & Related Apparel (1.10%)
Nike, Inc. (Class B)                                              5,200        310,700
Nine West Group, Inc.*                                           10,700        496,212
                                                                          ------------
                                                                               806,912
                                                                          ------------
Telecommunications (4.07%)
A T & T Corp.                                                    40,000      1,740,000
General Instrument Corp.*                                         4,100         88,663
Lucent Technologies, Inc.                                         8,663        400,664
MCI Communications Corp.                                         18,200        594,912
Sprint Corp.                                                      4,200        167,475
                                                                          ------------
                                                                             2,991,714
                                                                          ------------
Textile (0.37%)
Fruit of the Loom, Inc. (Class A)*                                7,200        272,700
                                                                          ------------
Tobacco (2.91%)
Philip Morris Cos., Inc.                                         14,600      1,644,325
UST, Inc.                                                        15,300        495,337
                                                                          ------------
                                                                             2,139,662
                                                                          ------------
Transport (1.74%)
CSX Corp.                                                        12,400        523,900
Newport News Shipbuilding Inc.*                                     540          8,100
Norfolk Southern Corp.                                            4,200        367,500
Trinity Industries, Inc.                                         10,000        375,000
                                                                          ------------
                                                                             1,274,500
                                                                          ------------
Utilities (6.86%)
BellSouth Corp.                                                  14,000        565,250
Consolidated Natural Gas Co.                                     13,200        729,300
Entergy Corp.                                                    42,500      1,179,375
GTE Corp.                                                        12,400        564,200
SBC Communications, Inc.                                         21,100      1,091,925
Texas Utilities Co.                                              22,300        908,725
                                                                          ------------
                                                                             5,038,775
                                                                          ------------
                     TOTAL COMMON STOCKS
                      (Cost $64,729,023)                        (96.21%)   $70,686,699
                                                                -------   ------------


                                               INTEREST       PAR VALUE         MARKET
ISSUER, DESCRIPTION                                RATE  (000'S OMITTED)         VALUE
----------------------------------------    -----------  --------------   ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.27%)
Investment in a joint repurchase
agreement transaction with
Lehman Brothers, Inc.
Dated 12-31-96, Due
01-02-97 (Secured by U.S.
Treasury Bonds, 7.25% thru
12.50%, due 08-15-14
thru 08-15-22) -- Note A                           6.70%        $2,403       2,403,000
                                                                          ------------
CORPORATE SAVINGS ACCOUNT (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.75%                                                               2,375
                                                                          ------------
            TOTAL SHORT-TERM INVESTMENTS                         (3.27%)     2,405,375
                                                                -------   ------------
                       TOTAL INVESTMENTS                        (99.48%)   $73,092,074
                                                                =======   ============

*  Non-income producing security

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Independence Equity Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust"), is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Independence Equity Fund (the "Fund"), John Hancock Utilities Fund and John Hancock Special Value Fund. Until August 30, 1996, the Fund was a series of John Hancock Strategic Series. Prior to June 3, 1996, the Fund was known as John Hancock Independence Diversified Core Equity Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

The Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000. Prior to September 1, 1995, the investment management fee was 0.50% of the Fund's average daily net asset value.

The Fund and the Adviser have a sub-investment management contract with Independence Investment Associates, Inc. (the "Sub-Adviser"), a wholly-owned subsidiary of John Hancock Asset Management, under which the Sub-Adviser provides the Fund with investment research and portfolio management services. The Adviser pays the Sub-Adviser a quarterly fee at an annual rate of 55% of the investment management fee paid by the Fund to the Adviser for the preceding three months. The Fund is not responsible for payment of the Sub-Adviser's fee. Prior to September 1, 1995, the Sub-Adviser provided services pursuant to a contract that provided for different compensation. Effective July 1, 1995, the sub-adviser has waived its fee until further notice.

The Adviser has agreed to limit Fund expenses to 1.30% and 2.00% attributable to Class A and Class B shares, respectively, of the Class' average daily net assets. Accordingly, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $124,357.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended December 31,1996, JH Funds received net sales charges of $416,070 with regard to sales of Class A shares. Out of this amount, $60,923 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $183,833 was paid as sales commissions to unrelated broker-dealers, and $171,314 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and was the indirect shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31,1996, the contingent deferred sales charges received by JH Funds amounted to $13,823.

In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr.Richard S. Scipione and Ms. Anne C. Hodsdon are directors and officers of the Adviser, and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1996, the Fund's investments to cover the defined compensation liability had unrealized appreciation of $349.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31,1996, aggregated $53,337,635 and $16,483,796, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended December 31,1996.

The cost of investments owned at December 31, 1996 (including the joint repurchase agreement) for Federal income tax purposes was $67,135,870. Gross unrealized appreciation and depreciation of investments aggregated $6,896,560 and $942,731, respectively, resulting in net unrealized appreciation of $5,953,829.


John Hancock Funds - Independence Equity Fund

REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders of John Hancock Independence Equity Fund and the Trustees of John Hancock Capital Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Independence Equity Fund (the "Fund") (a series of John Hancock Capital Series) at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 7, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 1996.

The Fund distributed to shareholders of record December 23, 1996 and payable December 30, 1996 a long-term capital gain dividend of $260,941. With respect to the Fund's ordinary taxable income for the fiscal year ended December 31, 1996, 38.24% qualified for the corporate dividends received deduction available to corporations.

Shareholders were mailed a 1996 U.S. Treasury Department Form 1099-DIV in January of 1997 representing their proportionate share.

SHAREHOLDER MEETING (UNAUDITED)

On June 26, 1996, a special meeting of John Hancock Independence Equity Fund was held.

The shareholders approved an Agreement and Plan of Reorganization for the Fund. The shareholder votes were 672,329 FOR, 11,368 AGAINST and 52,288 ABSTAINING.

The shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                         FOR                 WITHHELD
----------------------------     ------------------     ----------------
Dennis S. Aronowitz                   856,828                29,955
Edward J. Boudreau, Jr.               855,588                31,195
Richard P. Chapman, Jr.               856,537                30,246
William J. Cosgrove                   856,828                29,955
Douglas M. Costle                     856,828                29,955
Leland O. Erdahl                      856,828                29,955
Richard A. Farrell                    856,828                29,955
Gail D. Fosler                        856,828                29,955
William F. Glavin                     855,588                31,195
Anne C. Hodsdon                       856,828                29,955
Dr. John A. Moore                     856,828                29,955
Patti McGill Peterson                 856,828                29,955
John W. Pratt                         856,828                29,955
Richard S. Scipione                   855,588                31,195
Edward J. Spellman                    856,828                29,955


A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."


101 Huntington Avenue, Boston, MA 02199-7603


Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Independence Equity Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


A recycled logo in lower left hand corner with caption "Printed on
Recycled Paper."              2500A   12/96
                                       2/97


                       John Hancock Funds

                           Special
                            Value
                             Fund

                         Annual Report

                       December 31, 1996


TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and
Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way Ste 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116


A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


By Timothy Keefe, CFA, Portfolio Manager

John Hancock
Special Value Fund

Stock market surprises many with second spectacular year;
small-cap stocks lag larger ones

In August 1996, Timothy Keefe began leading the management team of John Hancock Special Value Fund. Prior to joining John Hancock Funds as a senior vice president and portfolio manager, Mr. Keefe was vice president and portfolio manager for Federated Investors specializing in value investing.

The stock market turned in a surprising and stellar performance in 1996, advancing to new highs and rewarding investors with well-above-average returns. Although the market's 1996 returns didn't match 1995's remarkable results, it came closer than many expected. By the end of this one-two punch, the Dow Jones Industrial Average had risen by almost 70% - its best two-year period in more than 40 years. The market was driven in 1996 by the same favorable stock-picking conditions that existed in 1995 - strong earnings growth and low interest rates, although there was more volatility, as rates rose in the first half when investors worried that a faster-growing economy would spark inflation. But for all the emotion, inflation remained tame and stock prices mostly advanced all year, with a few exceptions.

"The biggest
beneficiaries
 ...were the
larger growth
companies..."

A 2 1/4" x 3 1/2" photo of the portfolio management team at bottom right. Caption reads: "Tim Keefe (standing) and Special Value Fund management team members Anurag Pandit (l) and Ben Hock (r)."

The biggest beneficiaries of the market's bounty were the larger growth companies that have the ability to grow earnings no matter what the economic environment. Investors favored these more liquid and tested companies as the mixed economic signals throughout the year led to uncertainty about where the economy was heading. This same environment worked against small-company stocks, which lagged the larger-cap stocks. For the year ended December 31, 1996, the Dow advanced 28.91%, including reinvested dividends, and the Standard & Poor's 500-Stock Index returned 22.95%. The Russell 2000 Index, a broad measure of small-stock performance, returned 16.50%.


Chart with the heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Trizec Hahn 5.0% 2) Moneygram Payment Systems 4.5% 3) Calgon Carbon 3.8%; 4) Russ Berrie 3.8%; 5) Sybron Chemicals 3.7%. A footnote below states: "As a percentage of net assets on December 31, 1996."

"During the
year, we
shifted our
weightings in
some industry
sectors..."

Performance and strategy recap

The Fund's emphasis on smaller-capitalization stocks caused it to lag its peers in the growth and income fund category, which includes many funds that focus on the large companies that led the 1996 rally. For the year, the Fund's Class A and Class B shares posted total returns of 12.91% and 12.14%, respectively, at net asset value. That compared to the 20.78% return of the average growth and income fund, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.


Table entitled "Scorecard" at bottom of left hand column. The header for the left hand column is "Investment"; the header for the right column is "Recent performance .. and what's behind the numbers." The first listing is FSA (Salamon, Inc.) followed by an up arrow and the phrase " Leader in growing field of asset-backed security insurance." The second listing is "Samsonite" followed by an up arrow and the phrase "Focused management; good point in luggage replacement cycle." The third listing is "Morrison Fresh Cooking" followed by a down arrow and the phrase "Management concerns prompt fears of slow turnaround." Footnote below states "See "Schedule of Investments." Investment holdings are subject to change."

The Fund's goal is to provide shareholders with capital appreciation, and income as a secondary consideration, by investing in undervalued companies, those whose fundamental strength and earnings potential are not reflected in their stock prices. We firmly believe that the market is efficient over the long term, but not over the short term. We seek to identify those short-term discrepancies between price and value. We often find these opportunities in stocks that are misunderstood, or not actively followed by market analysts.

Our investment method involves a disciplined three-step process. Starting with a universe of 1,500 companies, we first use a computer analytic model to identify which stocks are inexpensive today relative to their historical averages of the past eight years. We're careful to select not only those that are cheap, but also those whose fundamentals are improving. Our second step is to apply a computer momentum model, which identifies companies whose revenues and earnings are growing. The third and last step is rigorous fundamental analysis. Here, we take an entrepreneurial approach to determine whether a company offers a business that we would indeed want to own. We evaluate management's record and strategy and also talk to customers, vendors and even competitors. This process helps us identify what we consider "mispriced opportunities" -- outstanding businesses that are selling at a discount to their intrinsic value and have a catalyst to unlock that value.

Sector shifts

During the year, we shifted our weightings in some industry sectors, especially in the summer when a market correction and rising interest rates gave us some opportunities to buy stocks at attractive prices. We reduced our exposure to basic industries, particularly textiles, where we had an overweighted position. We also pared our holdings in producer manufacturers such as Arvin Industries, an auto parts supplier that by nature is held captive to turns in the automobile cycle. What's more, its stock was pricey given its fundamentals.


Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1996." The chart is scaled in increments of 5% from bottom to top, with 25% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 12.91% total return for John Hancock Special Value Fund: Class A. The second represents the 12.14% return for John Hancock Special Value Fund: Class B. The third represents the 20.78% return for the average growth and income fund. The footnote below states: "Total returns for John Hancock Special Value Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. See following two pages for historical performance information."

In their place, we bought several good financial stocks at a time when rate fears made their stocks very attractively priced. One great opportunity was CMAC Investment Corp., a private mortgage insurance company whose business has grown significantly as more and more first-time home buyers are putting less than 20% down, requiring them to buy private mortgage insurance. Another growth catalyst has been the fact that the Fannie Mae and Freddie Mac government mortgage agencies have increased their downpayment requirements. Another good buy was Financial Security Assurance Holding (Salomon, Inc.), which sells municipal bond insurance and also insures asset-backed securities. It's a very steady business with a strong management team that we were able to buy at a 30% discount to its adjusted book value when comparable companies were selling at a 20% premium.

We also added several technology stocks after the sector took a drubbing in a summer selloff. One addition was ELEXSYS International, a company that exemplifies one of our favorite themes, which is company outsourcing. In this case, ELEXSYS manufactures technology-related products for some of the largest companies. It's also a classic value story and exactly the kind of company we're looking for - under-followed and misunderstood by the market. So we were able to buy it for a low eight times earnings multiple and subsequently watched its stock more than double. Another small technology company with a similar undervalued story is Western Micro Tech, distributors of mid-range computers for the likes of IBM and Data General.

"Volatile
markets
present
better
opportunities
for value
investors..."

A look ahead

After back-to-back years of spectacular moves, it's hard to image 1997's market measuring up to those standards; investors would be wise to temper their expectations. As 1997 gets underway, many stocks appear fully valued, especially the larger-cap names. We expect volatility ahead, as worries about the economy, interest rates and inflation persist. That said, we remain optimistic, particularly about the prospects for small-company value-oriented stocks. Volatile markets present better opportunities for value investors to find discrepancies between a stock's price and its true value. And small-cap stocks, after lagging the market for several years now, are at very attractive levels.
------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Value Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended December 31, 1996

                              ONE          LIFE OF
                             YEAR          FUND
                          ---------     ---------
John Hancock Special
Value Fund: Class A          7.23%       39.03%(1)
John Hancock Special
Value Fund: Class B          7.14%       40.12%(1)

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 1996

                              ONE         LIFE OF
                             YEAR           FUND
                          ---------     ---------
John Hancock Special
Value Fund: Class A          7.23%       11.64%(1,2)
John Hancock Special
Value Fund: Class B          7.14%       11.94%(1,2)


Notes to Performance

(1) Class A shares and Class B shares started on January 3, 1994.

(2) The Adviser has undertaken voluntarily to limit the Fund's expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to the extent required to prevent expenses from exceeding 0.40% of the Fund's daily net asset value. Without the limitation of expenses, the average annualized total returns for the one-year period and since inception for Class A shares would have been 6.55% and 9.79%, respectively. The average annualized total returns for the one-year period and since inception for Class B shares would have been 6.46% and 10.09%, respectively.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Special Value Fund would be worth on December 31, 1996. They assume that you either had invested on the day each class of shares started, or that you have been invested for the most recent 10 years. In either case, they also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

Special Value Fund
Class A shares

Line chart with the heading Special Value Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $17,131 as of December 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Special Value Fund on January 3, 1994, before sales charge, and is equal to $14,638 as of December 31, 1996. The third line represents the value of the hypothetical $10,00 investment made in the Special Value Fund on January 3, 1994, after sales charge, and is equal to $13,903 as of December 31, 1996.



Special Value Fund
Class B shares

Line chart with the heading Special Value Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $17,131 as of December 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Special Value Fund, before sales charge, on January 3, 1994, and is equal to $14,312 as of December 31, 1996. The third line represents the value of the hypothetical $10,000 investment made in the Special Value Fund on January 3, 1994, after sales charge, and is equal to $14,012 as of December 31, 1996.




FINANCIAL STATEMENTS

John Hancock Funds - Special Value Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1996
-----------------------------------------------------------
Assets:
Investments at value -- Note C:
Common stocks (cost -- $33,073,528)           $  34,543,839
Preferred stocks (cost -- $1,356,432)             1,543,750
Joint repurchase agreement (cost -- $52,000)         52,000
Corporate savings account                               772
                                              -------------
                                                 36,140,361
Receivable for investments sold                   1,707,747
Receivable for shares sold                           17,082
Dividends and interest receivable                    40,691
Receivable from John Hancock
Advisers, Inc. -- Note B                             33,659
Deferred organization
expenses -- Note A                                   45,313
Other assets                                            551
                                              -------------
Total Assets                                     37,985,404
-----------------------------------------------------------
Liabilities:
Payable for shares repurchased                        4,484
Accounts payable and accrued expenses                31,154
                                              -------------
Total Liabilities                                    35,638
-----------------------------------------------------------
Net Assets:
Capital paid-in                                  36,023,228
Accumulated net realized gain on investments        269,400
Net unrealized appreciation of investments        1,657,659
Distributions in excess of net
investment income                           (           521)
                                              -------------
Net Assets                                    $  37,949,766
===========================================================
Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding -- unlimited
number of shares authorized with no par
value, respectively)
Class A -- $15,853,168 / 1,536,490            $       10.32
===========================================================
Class B -- $22,096,598 / 2,142,286            $       10.31
===========================================================
Maximum Offering Price Per Share *
Class A  -- ($10.32 x 105.26%)                $       10.86
===========================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.
It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1996
-------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $8,991)                                  $   642,947
Interest                                              152,449
                                                  -----------
                                                      795,396
                                                  -----------
Expenses:
Investment management fee -- Note B                   241,086
Distribution/service fee -- Note B
Class A                                                43,175
Class B                                               200,491
Transfer agent fee -- Note B                          101,128
Registration and filing fees                           42,068
Custodian fee                                          40,750
Organization Expense -- Note A                         22,622
Printing                                               16,074
Auditing fee                                            8,167
Financial services fee -- Note B                        6,458
Trustees' fees                                          2,518
Miscellaneous                                           1,504
Legal fees                                              1,324
                                                  -----------
Total Expenses                                        727,365
-------------------------------------------------------------
Less expense reductions --
Note B                                           (    244,807)
-------------------------------------------------------------
Net Expenses                                          482,558
-------------------------------------------------------------
Net Investment Income                                 312,838
-------------------------------------------------------------
Realized and Unrealized Gain
(Loss) on Investments:
Net realized gain
on investments sold                                 4,332,628
Change in net unrealized
appreciation/depreciation
of investments                                   (    652,765)
                                                  -----------
Net Realized and Unrealized Gain
on Investments                                      3,679,863
-------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                         $ 3,992,701
=============================================================

See notes to financial statements.




Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------------
                                                                                      1995                       1996
                                                                                  -------------             -------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                             $     319,288            $     312,838
Net realized gain on investments sold                                                   591,659                 4,332,628
Change in net unrealized appreciation/depreciation of investments                     2,253,318            (      652,765)
                                                                                  -------------             -------------
Net Increase in Net Assets Resulting from Operations                                  3,164,265                 3,992,701
                                                                                  -------------             -------------
Distributions to Shareholders:
Dividends from net investment income
Class A -- ($0.1978 and $0.1419 per share, respectively)                         (      194,536)           (      190,450)
Class B -- ($0.1215 and $0.0658 per share, respectively)                         (      141,070)           (      122,533)
Distributions from net realized gain on investments sold
Class A -- ($0.2115 and $1.2413 per share, respectively)                         (      255,578)           (    1,697,467)
Class B -- ($0.2115 and $1.2413 per share, respectively)                         (      335,890)           (    2,382,887)
                                                                                  -------------             -------------
Total Distributions to Shareholders                                              (      927,074)           (    4,393,337)
                                                                                  -------------             -------------
From Fund Share Transactions -- Net*                                                 19,885,478                 8,511,666
                                                                                  -------------             -------------
Net Assets:
Beginning of period                                                                   7,716,067                29,838,736
                                                                                  -------------             -------------
End of period (including undistributed
net investment income of $96 and distributions
in excess of net investment income of
$521, respectively)                                                               $  29,838,736             $  37,949,766
                                                                                  =============             =============

* Analysis of Fund Share Transactions:

                                                                     YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                                        1995                                         1996
                                         -----------------------------------          ----------------------------------
                                           SHARES                  AMOUNT               SHARES                  AMOUNT
                                         ---------              ------------          ---------              ------------
CLASS A
Shares sold                              1,025,002              $ 10,116,634            949,766              $ 10,398,879
Shares issued to shareholders
in reinvestment of distributions            39,907                   410,057            175,933                 1,796,295
                                         ---------              ------------          ---------              ------------
                                         1,064,909                10,526,691          1,125,699                12,195,174
Less shares repurchased                (   319,719)           (    3,191,389)       (   825,851)           (    8,997,914)
                                         ---------              ------------          ---------              ------------
Net increase                               745,190              $  7,335,302            299,848              $  3,197,260
                                         =========              ============          =========              ============
CLASS B
Shares sold                              1,444,369              $ 14,296,298            716,837              $  7,786,094
Shares issued to shareholders
in reinvestment of distributions            39,383                   406,436            206,399                 2,101,655
                                         ---------              ------------          ---------              ------------
                                         1,483,752                14,702,734            923,236                 9,887,749
Less shares repurchased                (   213,668)           (    2,152,558)       (   417,470)           (    4,573,343)
                                         ---------              ------------          ---------              ------------
Net increase                             1,270,084              $ 12,550,176            505,766              $  5,314,406
                                         =========              ============          =========              ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------

                                                           YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------
                                                    1994 (1)        1995              1996
                                                  -------         -------           -------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period              $  8.50         $  8.99           $ 10.39
                                                  -------         -------           -------
Net Investment Income (2)                            0.18            0.21              0.14
Net Realized and Unrealized Gain on Investments      0.48            1.60              1.17
                                                  -------         -------           -------
 Total from Investment Operations                    0.66            1.81              1.31
                                                  -------         -------           -------
Less distributions:
Dividends from Net Investment Income             (   0.17)       (   0.20)         (   0.14)
Distributions from Net Realized Gain
on Investments Sold                                    --        (   0.21)         (   1.24)
                                                  -------         -------           -------
Total Distributions                              (   0.17)       (   0.41)         (   1.38)
                                                  -------         -------           -------
Net Asset Value, End of Period                    $  8.99         $ 10.39           $ 10.32
                                                  =======         =======           =======
Total Investment Return
at Net Asset Value (3)                               7.81%(4)       20.26%            12.91%
Total Adjusted Investment Return
at Net Asset Value (3,5)                             7.30%(4)       19.39%            12.20%

Ratios and supplemental data
Net Assets, End of Period (000's omitted)         $ 4,420         $12,845           $15,853
Ratio of Expenses to Average Net Assets              0.99%(7)        0.98%             0.99%
Ratio of Adjusted Expenses
to Average Net Assets (6)                            4.98%(7)        1.85%             1.70%
Ratio of Net Investment Income
to Average Net Assets                                2.10%(7)        2.04%             1.31%
Ratio of Adjusted Net Investment Income
(Loss) to Average Net Assets (6)                  (  1.89%)(7)       1.17%             0.60%
Portfolio Turnover Rate                               0.3%              9%               72%
Fee Reduction Per Share (2)                       $  0.34         $  0.09           $  0.08
Average Broker Commission Rate (8)                    N/A             N/A           $0.0658

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period              $  8.50         $  9.00           $ 10.38
                                                  -------         -------           -------
Net Investment Income (2)                            0.13            0.12              0.07
Net Realized and Unrealized
Gain on Investments                                  0.48            1.59              1.17
                                                  -------         -------           -------
 Total from Investment Operations                    0.61            1.71              1.24
                                                  -------         -------           -------
Less Distributions:
Dividends from Net Investment Income             (   0.11)       (   0.12)         (   0.07)
Distributions from Net Realized Gain
on Investments Sold                                    --        (   0.21)         (   1.24)
                                                  -------         -------           -------
Total Distributions                              (   0.11)       (   0.33)         (   1.31)
                                                  -------         -------           -------
Net Asset Value, End of Period                    $  9.00         $ 10.38           $ 10.31
                                                  =======         =======           =======
Total Investment Return
at Net Asset Value (3)                               7.15%(4)       19.11%            12.14%
Total Adjusted Investment Return
at Net Asset Value (3,5)                             6.64%(4)       18.24%            11.43%
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)         $ 3,296         $16,994           $22,097
Ratio of Expenses to Average Net Assets              1.72%(7)        1.73%             1.69%
Ratio of Adjusted Expenses
to Average Net Assets (6)                            5.71%(7)        2.60%             2.40%
Ratio of Net Investment Income
to Average Net Assets                                1.53%(7)        1.21%             0.62%
Ratio of Adjusted Net Investment Income
(Loss) to Average Net Assets (6)                  (  2.46%)(7)       0.34%          (  0.09%)
Portfolio Turnover Rate                               0.3%              9%               72%
Fee Reduction Per Share (2)                       $  0.34         $  0.09           $  0.08
Average Broker Commission Rate (8)                    N/A             N/A           $0.0658

(1) Class A and Class B shares commenced operations on January 3, 1994.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Not annualized.

(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(6) Unreimbursed, without fee reduction.

(7) Annualized.

(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

See notes to financial statements.




Schedule of Investments
December 31, 1996
--------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Special Value Fund on December 31, 1996. It's divided into three main categories: common stocks, preferred stocks and short-term investments.
Common stocks and preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's cash position, are listed last.

                                                               MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES        VALUE
-------------------                     ----------------       ------
COMMON STOCKS
Aerospace (1.28%)
AAR Corp.                                   16,000        $    484,000
                                                          ------------
Beverages (0.20%)
Coors (Adolph) Co. (Class B)                 4,000              76,000
                                                          ------------
Building (1.51%)
Fibreboard Corp.*                           17,000             573,750
                                                          ------------
Chemicals (4.03%)
Millennium Chemicals, Inc.*                  6,285             111,559
Sybron Chemicals, Inc.*                     88,700           1,419,200
                                                          ------------
                                                             1,530,759
                                                          ------------
Computers (1.89%)
Western Micro Technology, Inc.*             58,500             716,625
                                                          ------------
Consumer Products Misc. (2.63%)
Samsonite Corp.*                            26,000             997,750
                                                          ------------
Diversified Operations (3.97%)
ACX Technologies, Inc.*                     46,000             914,250
Hanson PLC (American Depositary
Receipts) (ADR) (United Kingdom)            88,000             594,000
                                                          ------------
                                                             1,508,250
                                                          ------------
Electronics (4.50%)
ELEXSYS International, Inc.*                61,600           1,224,300
Oak Industries, Inc.*                       21,000             483,000
                                                          ------------
                                                             1,707,300
                                                          ------------
Finance (7.35%)
Aames Financial Corp.                       13,000             466,375
Delta Financial Corp.*                       1,300              23,400
IMC Mortgage Co.*                           17,200             576,200
MoneyGram Payment Systems, Inc.*           130,000           1,722,500
                                                          ------------
                                                             2,788,475
                                                          ------------
Food (3.38%)
Morrison Health Care, Inc.                  28,333             417,912
Savannah Foods & Industries, Inc.           64,000             864,000
                                                          ------------
                                                             1,281,912
                                                          ------------
Insurance (4.73%)
Allmerica Financial Corp.                   18,500             619,750
CMAC Investment Corp.                       24,000             882,000
Executive Risk, Inc.                         7,900             292,300
                                                          ------------
                                                             1,794,050
                                                          ------------
Leisure (2.88%)
Equity Marketing Inc.*                       8,500             157,250
Outboard Marine Corp.                       56,700             935,550
                                                          ------------
                                                             1,092,800
                                                          ------------
Machinery (2.10%)
Greenfield Industries, Inc.                 26,000             796,250
                                                          ------------
Office (2.37%)
Cross (A.T.) Co. (Class A)                  42,300             491,738
Mail-Well, Inc.*                            25,000             409,375
                                                          ------------
                                                               901,113
                                                          ------------
Oil & Gas (4.92%)
Daniel Industries, Inc.                     78,300           1,154,925
Parker Drilling Co.*                        74,200             714,175
                                                          ------------
                                                             1,869,100
                                                          ------------
Paper & Paper Products (5.51%)
Gibson Greetings, Inc.*                     50,900             998,912
Glatfelter (P.H.) Co.                       60,700           1,092,600
                                                          ------------
                                                             2,091,512
                                                          ------------
Pollution Control (3.80%)
Calgon Carbon Corp.                        117,800           1,443,050
                                                          ------------
Real Estate Operations (7.14%)
Tejon Ranch Co.                             56,000             805,000
Trizec Hahn Corp. (Canada)                  86,600           1,905,200
                                                          ------------
                                                             2,710,200
                                                          ------------
Retail (17.84%)
Brown Group, Inc.                           61,700           1,133,737
Darden Restaurants, Inc.                    95,000             831,250
Intelligent Electronics, Inc.*              65,300             522,400
Morrison Fresh Cooking, Inc.               142,250             657,906
Ruby Tuesday, Inc.                          42,500             786,250
Ruddick Corp.                              100,000           1,400,000
Russ Berrie & Co., Inc.                     80,000           1,440,000
                                                          ------------
                                                             6,771,543
                                                          ------------
Telecommunications (1.61%)
ANTEC Corp.*                                67,700             609,300
                                                          ------------
Textile (2.70%)
Burlington Industries, Inc.*                93,300           1,026,300
                                                          ------------
Tobacco (0.74%)
Imperial Tobacco Group PLC (ADR)
(United Kingdom)*                           22,000             280,500
                                                          ------------
Transport (2.86%)
Overseas Shipholding Group, Inc.            39,700             674,900
Swift Transportation Co., Inc.*             17,400             408,900
                                                          ------------
                                                             1,083,800
                                                          ------------
Utilities (1.08%)
El Paso Electric Co.*                       63,000             409,500
                                                          ------------
TOTAL COMMON STOCKS
(Cost $33,073,528)                        (  91.02%)        34,543,839
                                            ------        ------------
PREFERRED STOCKS
Broker Services (4.07%)
Salomon, Inc.,
7.625% Ser FSA, Conv Preferred              50,000           1,543,750
                                                          ------------
TOTAL PREFERRED STOCKS
(Cost $1,356,432)                         (   4.07%)         1,543,750
                                            ------        ------------
TOTAL COMMON STOCKS
AND PREFERRED STOCKS
(Cost $34,429,960)                        (  95.09%)        36,087,589
                                            ------        ------------

                                 INTEREST    PAR VALUE        MARKET
ISSUER, DESCRIPTION                RATE   (000'S OMITTED)      VALUE
-------------------              ------   ---------------      -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.14%)
Investment in a joint repurchase
agreement transaction with
Lehman Brothers, Inc.
Dated 12-31-96,
Due 01-02-97 (Secured by
U.S. Treasury Bonds, 7.25%
thru 12.50%, due 08-15-14
thru 08-15-22) -- Note A          6.70%   $     52         $    52,000
                                                          ------------
CORPORATE SAVINGS ACCOUNT (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.75%                                                 772
                                                          ------------
TOTAL SHORT-TERM INVESTMENTS              (   0.14%)            52,772
                                            ------        ------------
TOTAL INVESTMENTS                         (  95.23%)      $ 36,140,361
                                            ======        ============

*Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTE A --
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Special Value Fund (the "Fund"), John Hancock Independence Equity Fund and John Hancock Utilities Fund. The investment objective of the Fund is to seek capital appreciation with income as a secondary consideration by investing primarily in equity securities that are comparatively undervalued and are out of favor.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.70% of the Fund's average daily net asset value. Until September 10, 1996, there was a sub-advisory agreement between the Adviser and an affiliated company of the Adviser, NM Capital Management, Inc. (the "Sub-Adviser"), under which the Sub-Adviser provided the Fund with investment research and portfolio management services, the Adviser paid the Sub-Adviser annually 40% of the fee received by the Adviser for managing the Fund. The Fund was not responsible for the payment of the Sub-Adviser's fee.

The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.40% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $244,807 for the period ended December 31, 1996. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended December 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $115,896. Out of this amount, $18,412 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $29,588 was paid as sales commissions to unrelated broker-dealers and $67,896 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1996, contingent deferred sales charges paid to JH Funds amounted to $59,601.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays Signature Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 was paid at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $30.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1996, aggregated $27,232,845 and $22,669,989, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended December 31, 1996.

The cost of investments owned at December 31, 1996 (excluding the corporate savings account), for federal income tax purposes was $34,481,960. Gross unrealized appreciation and depreciation of investments aggregated $4,499,202 and $2,841,573, respectively, resulting in net unrealized appreciation of $1,657,629.

NOTE D--
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended December 31, 1996, the Fund has reclassified amounts to reflect an increase in distributions in excess of net investment income of $472, an increase in accumulated net realized gain on investments of $16,935 and a decrease in capital paid-in of $16,463. This represents the cumulative amount necessary to report these balances on a tax basis as of December 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Capital Series
John Hancock Special Value Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Special Value Fund (the "Fund"), one of the portfolios constituting John Hancock Capital Series, including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January 3, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Special Value Fund portfolio of John Hancock Capital Series at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from January 3, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.

                                          /S/ERNST & YOUNG LLP

Boston, Massachusetts
February 7, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 1996.

The Fund designated a distribution to shareholders of $2,370,595 as long-term capital gain dividends. Shareholders were mailed a 1996 U.S. Treasury Department Form 1000-DIV in January 1997 representing their proportionate share.

United States Government Obligations: None of the 1996 income earned by the Fund was derived from obligations of the U.S. government or its agencies. The Fund did not have any assets invested in U.S. Treasury bonds, bills, notes or other U.S. Government Agencies at year end.

With respect to the Fund's ordinary taxable income for the fiscal year ended December 31, 1996, 28.19% of the dividends qualify for the corporate dividends received deductions.

For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.


SHAREHOLDER MEETING (UNAUDITED)

On June 26, 1996, a special meeting of John Hancock Special Value Fund was held.

The shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                FOR       WITHHELD
------------------------    ---------     ------
Dennis S. Aronowitz         1,730,248     31,043
Edward J. Boudreau, Jr.     1,733,671     27,620
Richard P. Chapman, Jr.     1,730,248     31,043
William J. Cosgrove         1,735,291     26,000
Douglas M. Costle           1,735,291     26,000
Leland O. Erdahl            1,735,291     26,000
Richard A. Farrell          1,734,307     26,984
Gail D. Fosler              1,732,687     28,604
William F. Glavin           1,735,291     26,000
Anne C. Hodsdon             1,735,291     26,000
Dr. John A. Moore           1,733,559     27,732
Patti McGill Peterson       1,734,307     26,984
John W. Pratt               1,735,291     26,000
Richard S. Scipione         1,734,755     26,535
Edward J. Spellman          1,734,307     26,984


NOTES

John Hancock Funds - Special Value Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]


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circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603


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This report is for the information of shareholders of the John Hancock
Special Value Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


A recycled logo in lower left hand corner with the caption "Printed on
Recycled Paper."                                  3700A 12/96
                                                         2/97


                       John Hancock Funds
                          Utilities
                            Fund

                        ANNUAL REPORT

                      December 31, 1996


TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and
Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way Ste 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110


A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY GREGORY K. PHELPS, PORTFOLIO MANAGER

John Hancock
Utilities Fund

Rising natural gas prices and takeovers boost gas utilities;
electric and telephone utilities suffer from heightened competition

Recently, the Fund's fiscal year end changed from May to December. What follows is a discussion of the Fund's performance for the 12 months ended December 31, 1996.

Natural gas stocks were some of the stock market's best performers during 1996, powered by rising natural gas prices and a wave of takeover activity. Demand for the fuel grew as the global economy strengthened, while supply remained tight as inventories dwindled. As a result, natural gas prices remained at very high levels throughout the year, neatly sidestepping the commodity's traditionally weak summer period. More importantly, a wave of mergers and acquisitions boosted the prices of many natural gas stocks during the year.

On the other hand, a number of factors conspired to cast a pall over electric utility stocks. Chief among them were a volatile bond market, worries about the potential of heightened competition among electric providers and expectations for lower dividends and earnings. There really wasn't very much for the electric utilities to cheer about until late spring, when state regulators in California passed a law protecting the state's utilities and their shareholders from footing the bill for generating plants that are "stranded" -- rendered obsolete -- by cheaper power sources. All told, electric utilities ended the year as one of the stock market's worst performing sectors.

A 2 1/4" by 3 1/2" photo of the Fund's management team at bottom right. Caption reads: "Gregory Phelps and Fund management team members Laura Provost (l) and Beverly Cleathero (r) at Boston Edison's natural gas-fired South Boston power plant.

"Natural gas
stocks were
some of
the stock
market's
best
performers..."

Telephone companies also struggled under the weight of increased competition, as The Telecom Act of 1996 set the stage for long-distance and local phone companies to enter each other's markets. Telephone stocks suffered almost as badly as electric utility stocks during the year.


Pie chart entitled "Portfolio Diversification" at top left hand column. The chart is divided into six sections. Going from top right to left:
Natural Gas Utilities 43%; Diversified Operations 1%;
Telephone/Telecommunications 8%; Electric Utilities 29%; Oil & Gas 17%; Short-Term Investments & Other 2%. Footnote below states "As a percentage of net assets on December 31, 1996."

The Fund
emphasizes
gas companies
that are
primary
takeover
candidates.

Against that mixed backdrop, John Hancock Utilities Fund outpaced its competitors. For the year ending December 31, 1996, the Fund's Class A and Class B shares had total returns of 13.53% and 12.65%, respectively, at net asset value. By comparison, the average utilities fund had a total return of 9.87%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

Increased focus on gas utilities

Throughout the year we increased the Fund's holdings in gas utility stocks to 43% of net assets at year-end, from 5% at the beginning of the year. The gas utilities have already weathered much of the regulatory battles that are currently troubling the electric utilities, and they are generally now on firmer footing.

Table entitled "Scorecard" at bottom of left hand column. The header for the left hand column is "Investment"; the header for the right column is "Recent performance .. and what's behind the numbers." The first listing is Boston Edison followed by an up arrow and the phrase "Improving balance sheet/strategic alliances." The second listing is "PanEnergy Corp. followed by an up arrow and the phrase "Proposed acquisition by Duke Power." The third listing is Frontier Corp. followed by a down arrow and the phrase "Increased long distance competition/unexpected write-offs." Footnote below states "See "Schedule of Investments." Investment holdings are subject to change."


But the primary fuel for the strong performance of natural gas utility stocks was an increase in the level of mergers and acquisitions. Many cash-rich electric companies are acquiring gas companies for both offensive and defensive reasons. Offensively, the electrics buy gas companies to broaden their energy offerings, transforming themselves from electric providers to full-service energy companies. Defensively, many electric utilities are taking over local gas utilities to prevent their competitors from gaining a foothold in their own markets.

During the year, the Fund placed a growing emphasis on gas companies that are primary takeover candidates. We target gas companies with good fundamentals, and avoid buying companies based simply on takeover speculation. That way, the stock is likely to perform well, even if a takeover never materializes.

Two of our largest holdings benefited from the takeover wave. Duke Power, a North Carolina-based electric utility, recently announced its intent to buy PanEnergy Corp. The acquisition will not only enable Duke to provide full energy to its customers, but it will give it the marketing savvy it needs to survive in an increasingly competitive market. Earlier in the year, Atmos Energy announced that it would acquire another of our holdings, United Cities Gas Co., a gas distributor that operates in a number of different states. Once the merger is finalized, we believe that the combined entity will also be an attractive takeover candidate in its own right. So we continue to hang on to the stock.

Given the distressed state of the electric utility sector, we pared them back to 30% of the Fund's assets at the end of the year, from about 52% at the beginning. However, there were some bright spots among our electric holdings including Boston Edison, a company we believe is well-positioned to be one of the winners in a more competitive environment. Not only does Boston Edison have a solid relationship with state regulators, but it also has an improving balance sheet and key strategic alliances with telecommunications and natural gas companies.


Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1996." The chart is scaled in increments of 5% from bottom to top, with 15% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 13.53% total return for John Hancock Utilities Fund: Class A. The second represents the 12.65% total return for John Hancock Utilities Fund: Class B. The third represents the 9.87% total return for the average utilities fund. The footnote below states: "Total returns for John Hancock Utilities Fund are at net asset value with all distributions reinvested. The average utilities fund is tracked by Lipper Analytical Services. See following two pages for historical performance information."

Telephone utilities

Throughout the year we kept the Fund's exposure to telephone stocks extremely light. That was a positive given the sector's weak performance. Yet we were able to identify some companies that bucked the trend. One of our favorites and best performers is Ameritech, which has benefited from its growing cellular operations and its forays into foreign markets. The company's management team -- considered to be one of the best in the industry -- has done a good job of honing its costs. The stock got an added boost in December when the company raised its dividend payout rate to 6.6% based on its confidence in its future business prospects.

Outlook

Our outlook calls for further strength in the gas utility sector. There is currently work underway in Congress to repeal the Public Utility Holding Company Act of 1935, a Depression-era piece of legislation designed to break up trusts and monopolies and to prevent multi-state utility holding companies from exercising monopoly control. Many utilities have sat on the sidelines, wary that any acquisitions could be in violation of this act. If the legislation is repealed, which we think is likely, it would be a catalyst for further convergence in the utility sector. In the electric and telephone sectors, we'll continue to focus on owning the most competitive companies. That said, the key to utility stocks' performance will be the direction of interest rates. While we believe interest rates should remain stable over the next quarter or so, the Fed's bias appears to be to raise short-term rates if the economy begins to grow at too fast a pace.

"Our outlook
calls for
further
strength in
the gas
utility
sector."


This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Utilities Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see the prospectus for risks associated with industry segment investing.


CUMULATIVE TOTAL RETURNS

For the period ended December 31, 1996
                                             ONE             LIFE OF
                                            YEAR              FUND
                                        -----------       -----------
John Hancock Utilities Fund: Class A        7.83%            25.62%(1)
John Hancock Utilities Fund: Class B        7.65%            26.62%(1)

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 1996
                                               ONE             LIFE OF
                                              YEAR              FUND
                                           -----------       -----------
John Hancock Utilities Fund: Class A (2)    7.83%(2)          8.15%(1)
John Hancock Utilities Fund: Class B (2)    7.65%(2)          8.45%(1)


Notes to Performance

(1) Both Class A and Class B shares started on February 1, 1994.

(2) Without the limitation of expenses, the average annualized total returns for the one-year period and since inception would have been 7.36% and 6.45% for Class A shares and 7.18% and 6.75% for Class B shares.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Utilities Fund would be worth on December 31, 1996. They assume that you either had invested on the day each class of shares started, or that you have been invested for the most recent 10 years. In either case, they also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Dow Jones Utilities Average -- an unmanaged index that measures the performance of the utility industry in the United States. It consists of 15 actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.


Utilities Fund
Class A shares

Line chart with the heading Utilities Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Utilities Fund, before sales charge, and is equal to $13,227 as of December 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Utilities Fund, after sales charge, on February 1, 1994, and is equal to $12,562 as of December 31, 1996. The third line represents the Dow Jones Utilities Average Index, and is equal to $10,288 as of December 31, 1996.


Utilities Fund
Class B shares

Line chart with the heading Utilities Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Utilities Fund, before sales charge, and is equal to $12,962 as of December 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Utilities Fund, after sales charge, on February 1, 1994, and is equal to $12,662 as of December 31, 1996. The third line represents the value of the Dow Jones Utilities Average Index, and is equal to $10,288 as of December 31, 1996.



FINANCIAL STATEMENTS

John Hancock Funds - Utilities Fund

Statement of Assets and Liabilities
December 31, 1996
-------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $58,801,601)                            $65,923,308
Preferred stocks (cost - $7,231,527)                            7,316,831
Joint repurchase agreement (cost - $1,054,000)                  1,054,000
Corporate savings account                                             457
                                                              -----------
                                                               74,294,596
Receivable for shares sold                                        234,316
Dividends and interest receivable                                 366,502
Deferred organization expenses - Note A                            19,216
Other assets                                                        1,956
                                                              -----------
Total Assets                                                   74,916,586
-------------------------------------------------------------------------
Liabilities:
Payable for shares repurchased                                      6,035
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                            46,508
Accounts payable and accrued expenses                              40,037
                                                              -----------
Total Liabilities                                                  92,580
-------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                67,151,690
Accumulated net realized gain on investments and
foreign currency transactions                                     466,940
Net unrealized appreciation of investments and
foreign currency transactions                                   7,207,172
Distributions in excess of net investment income                   (1,796)
                                                              -----------
Net Assets                                                    $74,824,006
=========================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding - unlimited
number of shares authorized with no par value)
Class A - $23,780,675 / 2,622,735                                   $9.07
=========================================================================

Class B - $51,043,331 / 5,645,948                                   $9.04
=========================================================================

Maximum Offering Price Per Share *
Class A - ($9.07 x 105.26%)                                         $9.55
=========================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.




Statement of Operations

                                                                               PERIOD FROM
                                                                              JUNE 1, 1996
                                                               YEAR ENDED  TO DECEMBER 31,
                                                             MAY 31, 1996         1996 (1)
                                                              -----------      -----------
Investment Income:
Dividends (net of foreign withholding taxes of
$18,696 and $2,990, respectively)                              $3,367,327       $2,675,737
Interest                                                          523,887           90,075
                                                              -----------      -----------
                                                                3,891,214        2,765,812
                                                              -----------      -----------
Expenses:
Investment management fee - Note B                                492,174          298,083
Distribution/service fee - Note B
Class A                                                            71,612           40,329
Class B                                                           464,398          291,403
Transfer agent fee - Note B                                       178,131          108,816
Custodian fee                                                      45,488           28,000
Registration and filing fees                                       38,641           30,081
Printing                                                           32,211           15,903
Auditing fee                                                       20,000           20,072
Organization expense - Note A                                       6,984            4,986
Trustees' fees                                                      6,460              449
Miscellaneous                                                       6,323               --
Financial services fee - Note B                                     5,780            7,984
Legal fees                                                          3,737              877
                                                              -----------      -----------
Total Expenses                                                  1,371,939          846,983
Less Expense Reductions - Note B                                 (302,645)        (193,518)
-------------------------------------------------------------------------------------------
Net Expenses                                                    1,069,294          653,465
------------------------------------------------------------------------------------------
Net Investment Income                                           2,821,920        2,112,347
------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
Investments
and Foreign Currency Transactions:
Net realized gain on investments sold                           3,972,848        2,892,488
Net realized gain on foreign currency
transactions                                                        3,216               --
Change in net unrealized appreciation/
depreciation of investments                                     2,353,641        2,410,522
Change in net unrealized appreciation/
depreciation of foreign currency transactions                      (5,886)           1,870
                                                              -----------      -----------
Net Realized and Unrealized Gain on
Investments and Foreign Currency Transactions                   6,323,819        5,304,880
------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
from Operations                                                $9,145,739       $7,417,227
==========================================================================================

(1) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the periods stated.

See notes to financial statements.




Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                     YEAR ENDED    YEAR ENDED  JUNE 1, 1996 TO
                                                                                  MAY 31, 1995  MAY 31, 1996  DECEMBER 31, 1996(1)
                                                                                    ------------  ------------  ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                 $1,639,725    $2,821,920    $2,112,347
Net realized gain on investments                                                    ------------  ------------  ------------
sold and foreign currency transactions                                                     1,432     3,976,064     2,892,488
Change in net unrealized appreciation/
depreciation of investments and
foreign currency transactions                                                          2,466,201     2,347,755     2,412,392
                                                                                    ------------  ------------  ------------
Net Increase in Net Assets Resulting
from Operations                                                                        4,107,358     9,145,739     7,417,227
                                                                                    ------------  ------------  ------------
Distributions to Shareholders:
Dividends from net investment income
Class A -- ($0.3401, $0.4066
and $0.3540 per share, respectively)                                                    (493,188)   (1,082,445)     (858,923)
Class B -- ($0.2988, $0.3441
and $0.3052 per share, respectively)                                                    (767,459)   (1,783,735)   (1,614,575)
Distributions from net realized gain
on investments sold
Class A -- (none, $0.0963 and
$0.7294 per share, respectively)                                                          --          (311,873)   (1,758,261)
Class B -- (none, $0.0963 and
$0.7294 per share, respectively)                                                          --          (513,330)   (3,816,535)
                                                                                    ------------  ------------  ------------
Total Distributions to
Shareholders                                                                          (1,260,647)   (3,691,383)   (8,048,294)
                                                                                    ------------  ------------  ------------
From Fund Share Transactions --
Net*                                                                                  53,500,247     7,306,556     5,121,469
                                                                                    ------------  ------------  ------------
Net Assets:
Beginning of period                                                                    1,225,734    57,572,692    70,333,604
                                                                                    ------------  ------------  ------------
End of period (including undistributed
net investment income of $397,138 and
$361,151 and distributions in excess
of net investment income of $1,796,
respectively)                                                                        $57,572,692   $70,333,604   $74,824,006
                                                                                    ============  ============  ============

* Analysis of Fund Share Transactions:

                                                                                                           PERIOD FROM
                                                   YEAR ENDED                  YEAR ENDED                JUNE 1, 1996 TO
                                                  MAY 31, 1995                MAY 31, 1995            DECEMBER 31, 1996 (1)
                                          --------------------------  --------------------------  --------------------------
                                             SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                                          ------------  ------------  ------------  ------------  ------------  ------------
CLASS A
Shares sold                                  3,085,752   $24,890,175     4,072,162   $35,815,891     1,071,338    $9,968,327
Shares issued to shareholders in
reinvestment of distributions                   49,990       400,435       107,077       941,191       265,854     2,397,803
                                          ------------  ------------  ------------  ------------  ------------  ------------
                                             3,135,742    25,290,610     4,179,239    36,757,082     1,337,192    12,366,130
Less shares repurchased                       (961,612)   (7,849,867)   (3,987,048)  (35,252,919)   (1,175,294)  (10,956,893)
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net increase                                 2,174,130   $17,440,743       192,191    $1,504,163       161,898    $1,409,237
                                          ============  ============  ============  ============  ============  ============

CLASS B
Shares sold                                  4,745,699   $38,182,620     2,183,807   $18,762,882       835,138    $7,777,441
Shares issued to shareholders in
reinvestment of distributions                   79,202       633,888       161,956     1,417,990       489,560     4,404,386
                                          ------------  ------------  ------------  ------------  ------------  ------------
                                             4,824,901    38,816,508     2,345,763    20,180,872     1,324,698    12,181,827
Less shares repurchased                       (341,569)   (2,757,004)   (1,656,864)  (14,378,479)     (904,956)   (8,469,595)
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net increase                                 4,483,332   $36,059,504       688,899    $5,802,393       419,742    $3,712,232
                                          ============  ============  ============  ============  ============  ============


(1) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund.
The footnote illustrates the number of Fund shares sold, reinvested and repurchased, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------

                                                     YEAR ENDED MAY 31,        PERIOD FROM
                                            -------------------------------- JUNE 1, 1996 TO
                                             1994 (1)     1995        1996  DECEMBER 31 1996(9)
                                            --------    --------    -------- ---------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                      $8.50       $8.26       $8.48       $9.17
                                            --------    --------    --------    --------
Net Investment Income (2)                       0.12        0.44        0.41        0.30
Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency
Transactions                                   (0.36)       0.12        0.79        0.68
                                            --------    --------    --------    --------
Total from Investment
 Operations                                    (0.24)       0.56        1.20        0.98
                                            --------    --------    --------    --------
Less Distributions:
Dividends from Net Investment
 Income                                        --          (0.34)      (0.41)      (0.35)
Distributions from Net Realized
Gain on Investments Sold                       --          --          (0.10)      (0.73)
                                            --------    --------    --------    --------
Total Distributions                            --          (0.34)      (0.51)      (1.08)
                                            --------    --------    --------    --------
Net Asset Value, End of Period                 $8.26       $8.48       $9.17       $9.07
                                            ========    ========    ========    ========

Total Investment Return at
Net Asset Value (3)                            (2.82%)(4)   7.10%      14.44%      11.05%(4)
Total Adjusted Investment Return
at Net Asset Value (3)(5)                     (13.89%)(4)   6.44%      14.01%      10.78%(4)
Ratios and Supplemental Data
Net Assets, End of Period (000's
omitted)                                        $781     $19,229     $22,574     $23,781
Ratio of Expenses to Average
Net Assets                                      1.00%(6)    1.04%       1.04%       1.06%(6)
Ratio of Adjusted Expenses to
Average Net Assets (7)                         12.07%(6)    1.70%       1.47%       1.51%(6)
Ratio of Net Investment Income to
Average Net Assets                              4.53%(6)    5.39%       4.49%       5.44%(6)
Ratio of Adjusted Net Investment
Income (Loss) to Average Net Assets (7)        (6.54%)(6)   4.73%       4.06%       4.99%(6)
Portfolio Turnover Rate                            6%         98%        124%         48%
Fee Reduction Per Share (2)                    $0.27       $0.05       $0.04       $0.02
Average Brokerage Commission
Rate (8)                                         N/A         N/A         N/A     $0.0700

The Financial Highlights summarizes the impact of the following factors on a single share for the periods indicated: the net investment income, gains (losses), distributions and total investment returns of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                                                     YEAR ENDED MAY 31,        PERIOD FROM
                                            -------------------------------- JUNE 1, 1996 TO
                                             1994 (1)     1995        1996  DECEMBER 31 1996(9)
                                            --------    --------    -------- ---------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                      $8.50       $8.25       $8.45       $9.14
                                            --------    --------    --------    --------
Net Investment Income (2)                       0.08        0.38        0.34        0.26
Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency
Transactions                                   (0.33)       0.12        0.79        0.68
                                            --------    --------    --------    --------
Total from Investment Operations               (0.25)       0.50        1.13        0.94
                                            --------    --------    --------    --------
Less Distributions:
Dividends from Net Investment
Income                                         --          (0.30)      (0.34)      (0.31)
Distributions from Net Realized
Gain on Investments Sold                       --          --          (0.10)      (0.73)
                                            --------    --------    --------    --------
Total Distributions                            --          (0.30)      (0.44)      (1.04)
                                            --------    --------    --------    --------
Net Asset Value, End of Period                 $8.25       $8.45       $9.14       $9.04
                                            ========    ========    ========    ========

Total Investment Return at
Net Asset Value (3)                            (2.94%)(4)   6.31%      13.68%      10.50%(4)
Total Adjusted Investment
Return at Net Asset Value (3)(5)              (14.01%)(4)   5.65%      13.25%      10.23%(4)
Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                                 $445     $38,344     $47,759     $51,043
Ratio of Expenses to Average
Net Assets                                      1.72%(6)    1.71%       1.77%       1.75%(6)
Ratio of Adjusted Expenses to
Average Net Assets (7)                         12.79%(6)    2.37%       2.20%       2.20%(6)
Ratio of Net Investment Income
to Average Net Assets                           4.20%(6)    4.64%       3.77%       4.74%(6)
Ratio of Adjusted Net Investment
Income (Loss) to Average Net Assets (7)        (6.87%)(6)   3.98%       3.34%       4.29%(6)
Portfolio Turnover Rate                            6%         98%        124%         48%
Fee Reduction Per Share (2)                    $0.27       $0.05       $0.04       $0.02
Average Brokerage Commission Rate (8)            N/A         N/A         N/A     $0.0700

(1) Class A and Class B shares commenced operations on February 1, 1994.
(2) Based on the average of shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.

See notes to financial statements.




Schedule of Investments
December 31, 1996
----------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of securities owned by the Fund on
December 31, 1996. It's divided into three main categories: common stocks, preferred stocks, and short-term investments.  Short-term investments, which represent the Fund's cash position are listed last.
                                                                            MARKET
ISSUER, DESCRIPTION                                    NUMBER OF SHARES     VALUE
-------------------                                   -------------------   -------
COMMON STOCKS
Finance (0.04%)
Echelon International Corp. *                                  1,833          $28,641
                                                                         ------------
Oil & Gas (12.94%)
Coastal Corp.                                                 20,000          977,500
Columbia Gas System, Inc.                                     12,500          795,313
El Paso Natural Gas Co.                                       15,000          757,500
Enron Corp.                                                   30,000        1,293,750
Equitable Resources, Inc.                                     26,000          773,500
Forcenergy, Inc.*                                             28,100        1,018,625
Global Marine, Inc.*                                          50,000        1,031,250
NGC Corp.                                                     35,100          816,075
PanEnergy Corp.                                               12,000          540,000
Tejas Gas Corp.*                                              19,000          904,875
Williams Cos., Inc. (The)                                     20,700          776,250
                                                                         ------------
                                                                            9,684,638
                                                                         ------------
Utilities (75.12%)
AGL Resources, Inc.                                           47,000          992,875
Ameritech Corp.                                                9,500          575,938
Bay State Gas Co.                                             36,800        1,039,600
Bell Atlantic Corp.                                           14,750          955,062
Boston Edison Co.                                             40,000        1,075,000
Brooklyn Union Gas Co.                                        60,000        1,807,500
Cascade Natural Gas Corp.                                     21,300          362,100
Century Telephone Enterprises                                 17,000          524,875
CMS Energy Corp.                                              65,860        2,214,542
Colonial Gas Co.                                              41,000          871,250
Connecticut Energy Corp.                                      50,000        1,062,500
Connecticut Natural Gas Corp.                                 40,000        1,020,000
Consolidated Natural Gas Co.                                  12,500          690,625
Delmarva Power & Light Co.                                    57,800        1,177,675
Eastern Enterprises                                           21,000          742,875
Energen Corp.                                                 55,000        1,663,750
Florida Progress Corp.                                        27,500          886,875
Frontier Corp.                                                35,000          791,875
GTE Corp.                                                     14,700          668,850
Houston Industries, Inc.                                      53,500        1,210,437
IPALCO Enterprises, Inc.                                      32,250          878,813
KN Energy, Inc.                                               20,000          785,000
LG&E Energy Corp.                                             39,000          955,500
Long Island Lighting Co.                                      68,000        1,504,500
MDU Resources Group, Inc.                                     41,500          954,500
MidAmerican Energy Holdings Co.                               71,800        1,139,825
National Fuel Gas Co.                                         34,600        1,427,250
National Power PLC, American Depositary
Receipts (United Kingdom)                                     25,000          846,875
New England Electric System                                   37,000        1,290,375
New Jersey Resources Corp.                                    35,000        1,023,750
NICOR, Inc.                                                   24,000          858,000
North Carolina Natural Gas Corp.                              17,000          490,875
Northwest Natural Gas Co.                                     30,500          732,000
NUI Corp.                                                     52,000        1,176,500
NYNEX Corp.                                                   30,000        1,443,750
ONEOK Inc.                                                    36,500        1,095,000
Pacific Enterprises                                           75,000        2,278,125
PacifiCorp                                                    50,000        1,025,000
People's Energy Corp.                                         28,000          948,500
Piedmont Natural Gas Co., Inc.                                35,000          818,125
Providence Energy Corp.                                       52,200          913,500
Public Service Enterprise Group, Inc.                         49,000        1,335,250
Puget Sound Power & Light Co.                                 37,000          888,000
Questar Corp.                                                 24,500          900,375
Sierra Pacific Resources                                      30,000          862,500
South Jersey Industries, Inc.                                 49,000        1,194,375
Southern Union Co.*                                           48,300        1,062,600
UGI Corp.                                                     37,500          839,063
United Cities Gas Co.                                         57,000        1,282,500
UtiliCorp United, Inc.                                        47,000        1,269,000
Washington Gas Light Co.                                      43,500          984,187
Washington Water Power Co.                                    35,000          651,875
Wicor, Inc.                                                   30,100        1,079,837
Yankee Energy System, Inc.                                    44,000          940,500
                                                                         ------------
                                                                           56,210,029
                                                                         ------------
                    TOTAL COMMON STOCKS
                     (Cost $58,801,601)                       (88.10%)     65,923,308
                                                             -------     ------------
PREFERRED STOCKS
Diversified Operations (0.96%)
El Paso Tennessee Pipeline Co.,
8.25%, Ser A                                                  14,000         $715,750
                                                                         ------------
Oil & Gas (3.60%)
Coastal Corp., $2.125, Ser H                                  67,130        1,720,206
Phillips 66 Capital I, 8.24%                                  38,500          972,125
                                                                         ------------
                                                                            2,692,331
                                                                         ------------
Utilities (5.22%)
Capita Preferred Trust, 9.06%                                 20,000          512,500
Kentucky Power, 8.72%, Ser A                                  40,000        1,015,000
MCN Michigan L.P., 9.375%, Ser A                              30,000          806,250
Minnesota Power & Light Capital I,
8.05%                                                         35,000          857,500
Sprint Corp., 8.25%                                           20,000          717,500
                                                                         ------------
                                                                            3,908,750
                                                                         ------------
                 TOTAL PREFERRED STOCKS
                      (Cost $7,231,527)                        (9.78%)      7,316,831
                                                             -------     ------------

                                                           PAR VALUE
                                              INTEREST        (000'S        MARKET
                                                  RATE       OMITTED)        VALUE
                                              --------     ---------    -------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.41%)
Investment in a joint repurchase
agreement transaction with
Lehman Brothers, Inc.
Dated 12-31-96,
Due 01-02-97 (Secured by
U.S. Treasury Bonds, 7.25%
thru 12.50%, due 08-15-14
thru 08-15-22) -- Note A                          6.70%       $1,054        1,054,000
                                                                         ------------
Corporate Savings Account (0.00%)
Investors Bank and Trust Company
Daily Interest Savings Account
Current Rate 4.75%                                                                457
                                                                         ------------
           TOTAL SHORT-TERM INVESTMENTS                        (1.41%)      1,054,457
                                                              -------    ------------
                      TOTAL INVESTMENTS                       (99.29%)    $74,294,596
                                                              =======    ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO
FINANCIAL STATEMENTS

John Hancock Funds - Utilities Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust"), is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Utilities Fund (the "Fund"), John Hancock Independence Equity Fund and John Hancock Special Value Fund. Until August 30, 1996, the Fund was a series of John Hancock Strategic Series. On May 21, 1996, the Trustees voted to change the fiscal period end from May 31 to December 31. This change is effective December 31, 1996. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek current income and, to the extent consistent with that objective, growth of income and long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. Additionally, net capital losses of $759,613, attributable to securities transactions incurred after October 31, 1996 are treated as arising on the first day (January 1, 1997) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.70% of the first $250,000,000 of the Fund's average daily net asset value and (b) 0.65% of the Fund's average daily net asset value in excess of $250,000,000.

The Adviser has agreed to limit Fund expenses , including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.50% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $193,518 for the period ended December 31, 1996. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended December 31, 1996, JH Funds received net sales charges of $109,301 with regard to sales of Class A shares. Out of this amount, $15,762 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $46,618 was paid as sales commissions to unrelated broker-dealers, and $46,921 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1996, the contingent deferred sales charges received by JH Funds amounted to $111,759.

In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly-owned subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr. , Mr.Richard S. Scipione and Ms. Anne C. Hodsdon are directors and officers of the Adviser, and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1996, the Fund's investments to cover the defined compensation liability had unrealized appreciation of $161.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1996, aggregated $34,620,599 and $33,419,420 respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended December 31, 1996.

The cost of investments owned at December 31, 1996 for Federal income tax purposes was $67,111,328. Gross unrealized appreciation and depreciation of investments aggregated $8,174,845 and $992,034, respectively, resulting in net unrealized appreciation of $7,182,811.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the period ended December 31, 1996, the Fund has reclassified amounts to reflect an increase in accumulated net realized gain on investments of $4,744, an increase in distributions in excess of net investment income of $1,796 and a decrease in capital paid-in of $2,948. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Utilities Fund and the Trustees of John Hancock Capital Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Utilities Fund (the "Fund") (a series of John Hancock Capital Series) at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse, LLP
Boston, Massachusetts
February 7, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for its fiscal year ended December 31, 1996.

The Fund designated a distribution to shareholders of $2,827,636 as long-term capital gain dividends. Shareholders were mailed a 1996 U.S. Treasury Department form 1099-DIV in January 1997 representing their proportionate share.

U.S. Government Obligations: Income from these investments may be exempt from certain state and local taxes. The Fund did not have any assets invested in U.S. Treasury bonds, bills and notes at year end. The percentage of income derived from U.S. Treasury bonds, bills and notes was 0.52%. The Fund did not have any assets invested in obligations of other U.S. government agencies (excluding securities issued by Federal National Mortgage Association and Government National Mortgage Association) at year end. The percentage of income derived from these investments was 0.29%. For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

With respect to the Fund's ordinary taxable income for the fiscal year ended December 31, 1996, 54.65% qualifies for the dividends received deduction available to corporations.


SHAREHOLDER MEETING (UNAUDITED)

On June 28, 1996, a special meeting of John Hancock Utilities Fund was held.

The shareholders approved an Agreement and Plan of Reorganization for the Fund. The shareholder votes were 3,573,403 FOR, 90,454 AGAINST and 364,954 ABSTAINING.

The shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                  FOR                      WITHHELD
----------------     --------------------------     --------------------
Dennis S. Aronowitz           4,740,358                    84,034
Edward J. Boudreau, Jr.       4,739,708                    84,685
Richard P. Chapman, Jr.       4,740,358                    84,034
William J. Cosgrove           4,740,358                    84,034
Douglas M. Costle             4,739,565                    84,828
Leland O. Erdahl              4,740,048                    84,344
Richard A. Farrell            4,740,358                    84,034
Gail D. Fosler                4,740,358                    84,034
William F. Glavin             4,739,953                    84,440
Anne C. Hodsdon               4,739,708                    84,685
Dr. John A. Moore             4,739,306                    85,086
Patti McGill Peterson         4,738,249                    86,143
John W. Pratt                 4,740,358                    84,034
Richard S. Scipione           4,739,786                    84,607
Edward J. Spellman            4,740,358                    84,034


A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603


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Permit No. 75

This report is for the information of shareholders of the John Hancock Utilities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on
Recycled Paper."              4100A   12/96
                                       2/97